Supplement Dated March 7, 2016
To The Prospectus Dated April 27, 2015

JNL® Series Trust

Please note that the changes apply to your variable annuity product(s).

Sub-Adviser Change for the JNL Multi-Manager Alternative Fund

On March 2, 2016, the Board of Trustees (the "Board") of the JNL Series Trust (the "Trust") approved a change of sub-adviser for one of the strategies, or sleeves, within the JNL Multi-Manager Alternative Fund (the "Fund").  Effective March 2, 2016, Westchester Capital Management, LLC replaced Visium Asset Management, LP as the sub-adviser for one of the strategies of the Fund (the "Visium Strategy").  There are no changes to the other sub-advisers who manage additional strategies within the Fund as a result of the appointment of Westchester as a Sub-Adviser to the Fund. Contract owners will be sent an Information Statement containing additional information regarding the change of sub-adviser for the Visium Strategy within the Fund.  The change in sub-adviser is not subject to shareholder approval.

This supplement is dated March 7, 2016.

Supplement Dated March 7, 2016
To The Statement of Additional Information
Dated April 27, 2015

JNL® Series Trust

Please note that the changes impact your variable annuity and/or variable life product(s).

Effective January 1, 2016, on page 85, in the section entitled "Trustees and Officers of the Trust," under "Trustee Compensation," please delete the first paragraph in its entirety and replace it with the following:

The Trustee who is an "interested person" receives no compensation from the Trust.  Effective January 1, 2016, each independent Trustee is paid by the Funds an annual retainer of $195,000, as well as a fee of $12,500 for each in-person meeting of the Board attended.  For each telephonic meeting of the Board attended, each independent Trustee is paid a fee of $5,000. The Chairman of the Board of Trustees receives an additional annual retainer of $80,000.  The Chair of the Audit Committee receives an additional annual retainer of $25,000 for his services in that capacity.  The members of the Audit Committee, including the Chair, receive $3,000 for each in-person or telephonic Audit Committee meeting attended.  The Chair of the Governance Committee receives an additional annual retainer of $18,000 for his services in that capacity.  The members of the Governance Committee, including the Chair, receive $2,500 for each in-person or telephonic Governance Committee meeting. The Chair of each Investment Committee receives an additional annual retainer of $10,000 for his or her services in that capacity.  If an independent Trustee participates in an in-person Board meeting by telephone, the independent Trustee will receive half of the meeting fee.

This Supplement is dated March 7, 2016.